UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2024

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago
Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On November 4, 2024, Century Aluminum Company (the "Company") issued a press release announcing its results of operations for quarter ended September 30, 2024. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The Company will hold a follow-up conference call on Monday, November 4, 2024, at 5:00 p.m. Eastern Time. The earnings call will be webcast live on the Company’s website, located at www.centuryaluminum.com. Anyone interested in listening to the live webcast should plan to begin the registration process for the webcast at least 10 minutes before the live call is scheduled to begin. A replay of the webcast and associated presentation materials will be archived and available for replay approximately two hours following the live call.

The information in this Current Report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2024, the Company announced that Rob Hoffman stepped down from his position as principal accounting officer of the Company. Mr. Hoffman will continue in his role as Chief Information Officer and as the lead in the integration of the Company’s Jamalco joint venture.

The Company also announced on November 4, 2024, that Theresa Brainerd, the Company’s Global Corporate Controller, has assumed the responsibilities of the principal accounting officer. Ms. Brainerd, 36, joined the Company in September 2023 as the Company’s Global Corporate Controller. Prior to joining the Company, Ms. Brainerd held accounting and finance leadership positions at Atkore International and Motorola Solutions. Ms. Brainerd began her career in public accounting at Deloitte and BDO. She is a Certified Public Accountant and holds a Master of Science in Accountancy from the University of Illinois Urbana-Champaign.

There is no arrangement or understanding between Ms. Brainerd and any other person relating to the designation of Ms. Brainerd as the principal accounting officer of the Company. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Brainerd and any of the Company’s directors or executive officers. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Brainerd and the Company that would be required to be reported.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated November 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	November 4, 2024	By:	/s/ GERALD C. BIALEK
			Name:	Gerald C. Bialek
			Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)